WT MUTUAL FUND

Wilmington Short-Term Bond Fund

Investor and Institutional Shares

Supplement Dated September 28, 2006 to the Institutional Shares Prospectus dated
November 1, 2005 and the Investor Shares Prospectus dated December 20, 2005

          The Board of Trustees of WT Mutual Fund (the “Trust”) has determined that the Wilmington Short-Term Bond Fund (the “Fund”) is not economically viable at this time and does not have prospects to become economically viable in the foreseeable future. Accordingly, the Board of Trustees has authorized the investment adviser to cease investment operations of the Fund effective October 27, 2006 and the Fund to redeem shareholder accounts at the close of business on that date. In addition, the Board of Trustees further determined to cease offering shares of the Fund effective September 28, 2006.

          The Board of Trustees has also directed the investment adviser to prepare for the orderly sale of investments in the Fund. Shareholders are encouraged to redeem shares immediately since the Fund will be preparing for liquidation.

          Shareholders may also exchange their shares in the Fund for shares in the same share class of the other Wilmington Funds without cost or charge. An exchange from one fund to another is treated the same as a sale and purchase for federal income tax purposes. The shareholder will realize a capital gain or loss, as the case may be, on an exchange or redemption.

          Any shares not redeemed or exchanged on or before October 27, 2006 will be redeemed automatically and proceeds of the redemption sent to the shareholder’s address of record.

          Shareholders may contact the Fund’s transfer agent at 800-336-9970 to request another Wilmington Fund Prospectus or to initiate an exchange. Written exchange and redemption requests may also be sent via U.S. mail or overnight delivery to: WT Mutual Fund c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. A signed redemption request should include the Fund’s name, your account number, the name(s) in which the account is registered, a medallion signature guarantee and instructions to redeem or exchange your shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE